Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Marwynn Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended July 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shengnan Xu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 14, 2026

By:	/s/ Shengnan Xu
Name:	Shengnan Xu
Title:	Chief Financial Officer (Principal Financial Officer)